EXHIBIT 10.09

REPUBLIC OF MEXICO PRODUCT LICENSE - TRANSLATION


CICOPLAFEST  =

INTERSECRETARIAL COMMISSION FOR THE CONTROL OF THE PROCESSING AND
USE OF PESTICIDES, FERTILIZERS AND TOXIC SUBSTANCES


SECRETARY OF AGRICULTURE, LIVESTOCK AND RURAL
DEVELOPMENT

SECRETARY OF ENVIRONMENT, NATURAL RESOURCES AND FISHERIES

NEW ENTERPRISE: CIENCIAS AGRO AMBIENTALES, S.A. DE C.V.
ESMERALDA No. 2713
COL. FRACCIONAMIENTO ESMERALDA
72400 PUEBLA, PUEBLA

R.F.C.   = REGISTRO FEDERAL DE CAUSANTES

SANITARY LICENSE

COMMERCIAL NAME OF THE PRODUCT

MICROMIN CONCENTRADO (MICROMIN CONCENTRATE)
REGISTRATION = LICENSE = RSCO 0113/VI/87
EXPIRATION = INDEFINITE

Blvd. Manuel Avila Camacho 182, Lomas De ChaOultepec, Mexico D.F 11660 ret: (5) 282,4615,4111 y fax: (5) 540.7863

AUTHORIZATION NUMBER 6 2397
ISSUE DATE 14 JUL 1997
THE 7 DAY OF DECEMBER 1988, AND TAKING INTO CONSIDERATION THE FINAL RESOLUTION NUMBER 23/97/RF EMITTED IN RELATION TO THE DOCUMENTATION
RECEIVED WITH NUMBER S97/1244 BY THE SUBCOMMITTE OF LICENSES, AUTHORIZATIONS, CATALOGS, AND INVENTORIES OF THE 16 OF JUNE 1997, A
LICENSE IS AWARDED TO THE PRODUCT WITH IS DESCRIBED HERE.
CHARACTERISTICS OF THE PRODUCT PRESENTATION SOLID

GUARANTEES OFFERED
4.00 %            ZINC
4.00 %            MANGANESE
3.25 %            IRON
0.2 %             COPPER
0.014 %  COBALT
0.002 %  MOLIBDENUM
BORON    TRACES

PROVIDER

E.U.A. AGRI ENVIRONMENTAL SCIENCES, INC.    = U.S.A. AGRI
ENVIRONMENTAL SCIENCES, INC.
MEXICO, D.F. ON THE 20th OF JUNE OF 1997

EFFECTIVE SUFFRAGE, NO RE-ELECTION

THE GENERAL DIRECTOR OF AGRICULTURE OF ENVIRONMENTAL OF MATERIALS, RESIDUES HEALTHAND DANGEROUS ACTIVITIES

LIC. ATANASIO ESPINOSA DR. GUSTAVO C.
ING. JORGE SANCHEZ RAMIREZ
FERNANDEZ GOMEZ

Blvd. Manuel Avila Camacho 182, Lomas De Chapultepec, Mexico D.F. 1'1650